Exhibit 77 Q.1): Exhibits


SUBADVISORY AGREEMENT

	This Subadvisory Agreement ("Agreement") is entered into as of October 24, 2005, by and among the MTB Group of Funds, a Delaware statutory trust (the "Trust"), MTB Investment Advisors, Inc., a
Maryland corporation (the "Adviser"), and Hansberger Global Investors, Inc. (the "Subadviser").

Recitals:

	The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has thirty-five portfolios, including the MTB International Equity Fund (the "Fund");

	The Trust and the Adviser have entered into advisory agreements, each dated as of August 22, 2003 (the "Advisory Agreement") as amended, pursuant to which the Adviser provides portfolio management services to the Fund and the other portfolios of the Trust;

	The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

	The Adviser and the Board of Trustees of the Trust ("Trustees" or "Board") desire to retain the Subadviser to act as sub-investment manager of the Fund and to provide certain other services, and the Subadviser desires to perform such services under the terms and conditions hereinafter set forth.

Agreement:

	NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Adviser and the Subadviser agree as follows:

1.	Delivery of Documents.  The Trust and/or the Adviser has
furnished the Subadviser with copies, properly certified or otherwise authenticated, of each of the following:

(a)	The Trust's Agreement and Declaration of Trust
("Declaration of Trust"), as in effect on the date hereof;

(b)	By-Laws of the Trust as in effect on the date hereof;

(c)	Resolutions of the Trustees selecting the Subadviser as the
sub-investment manager to the Fund and approving the form of this Agreement;

(d)	Resolutions of the Trustees selecting the Adviser as
investment adviser to the Fund and approving the form of the Investment Advisory Agreement and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Advisory Agreement;

(e)	The Advisory Agreement;

(f)	The Trust's current  registration statement on Form N-1A as
filed with the Securities and Exchange Commission ("SEC"), including the Fund's current prospectus and statement of additional information (collectively called the
"Prospectus");



(g)	All current written guidelines, policies and procedures of
the Trust, which are applicable to the Fund, the Adviser or the Subadviser and have been approved by the Board of Trustees of the Trust;

(h)	The code of ethics of the Trust which has been approved by
the Trustees of the Trust in accordance with Rule 17j-1 under the 1940 Act;

(i)	The Adviser's most recent Form ADV as filed with the SEC
and/or provided to the Adviser's clients (which Form ADV includes, among other things, a description of the Adviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection);

(j)	Those provisions of the Adviser's Compliance Manual that
apply to the Fund;

(k)	A copy of the Adviser's Proxy Voting Policies and
Procedures; and

(l)	The Trust's Anti-Money Laundering Policies and Procedures.

	The Adviser will promptly furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to any of the foregoing documents. The Adviser will also furnish the Subadviser with copies of all the documents listed on Schedule 1 to this Agreement, and shall promptly notify the Subadviser of any material change in any of the Fund's investment objectives, investment strategies, investment policies, investment restrictions, guidelines or procedures set forth in any of the documents listed in Schedule 1. In addition, the Chief Compliance Officer for the Trust and the Adviser shall provide the Subadviser with a certification that they have adopted and approved a compliance program for the Trust adopted in accordance with Rule 38a-1 under the 1940 Act and the compliance program for the Adviser adopted in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), respectively.

	The Chief Compliance Officer for the Subadviser shall provide the Trust and the Adviser with copies of the Subadviser's Compliance
Policies and Procedures, a summary of its compliance program, and a certification that the Subadviser has adopted and approved a compliance program for the Subadviser in accordance with Rule 206(4)-7 under the Advisers Act and such other information as may be reasonably requested in order to permit the Board of Trustees of the Trust to make such determinations with respect to the Subadviser's compliance program as may be required under Rule 38a-1 under the 1940 Act. The Subadviser has furnished the Adviser with a copy of the Subadviser's Form ADV most recently filed with the SEC, (which Form ADV includes a description of the Subadviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection) and the code of ethics established by the Subadviser pursuant to Rule 17j-1 under the 1940 Act ("Subadviser's Code of Ethics"). The Subadviser will promptly furnish the Adviser with copies of any amendments to each of those documents, including any revisions required by Rule 204A-1 under the Advisers Act. The Subadviser will also provide the Adviser with the Subadviser's list of affiliated persons at least annually, and will promptly notify Adviser in writing of any changes to that list.

	The Subadviser will also provide the Adviser and the Fund accountant with a list and specimen signatures of the parties who are authorized to act on behalf of the Subadviser and will promptly notify Adviser in writing of any changes to that list.

2.	Investment Services.  Subject to the oversight of the Adviser and the Trustees, the Subadviser will manage the portion of the Fund's assets allocated to the Subadviser from time to time by the Adviser in its sole discretion ("Assets") on a discretionary basis, including the purchase, retention and disposition of securities, as the Fund's agent and attorney-in-fact with full power and authority in connection with such assets and in a manner that is (a) consistent with the investment objectives, investment strategies, investment policies and restrictions of the Fund as set forth in the Fund's Prospectus, (b) in conformity with the 1940 Act, (c) compliant with the requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and (d) compliant with all other applicable federal securities laws and regulations, instructions and directions received by the Subadviser in writing from the Adviser or the Board of Trustees, and all applicable provisions in the documents provided to the Subadviser, pursuant to Section 1 above, as each of the documents may, from time to time, be amended or supplemented.

	The Subadviser will discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in the capacity of an investment adviser to a registered investment Trust and familiar with such matters would use.

	The Subadviser will, at its own expense, and subject to the oversight of the Adviser and the Board of Trustees:

(a)	Manage on a discretionary basis the Assets and determine
from time to time which securities will be purchased, retained or sold by the Fund.

(b)	Place orders with or through brokers, dealers or issuers in
order to effect or execute portfolio transactions for the Fund, subject at all times to the Subadviser's duty to (i) use its best efforts to obtain for the Fund the most favorable terms and best execution of such portfolio transactions, (ii) comply with any policy with respect to effecting or executing portfolio transactions for the Fund, as set forth in the Fund's Prospectus, and (iii) comply with any written policies and procedures of the Trust, as approved by the Board of Trustees from time to time.

In using its best efforts to obtain for the Fund the most favorable terms and best execution of portfolio securities, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including but not limited to: the price and size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved in the transaction, and the quality of service rendered by the broker or dealer in other transactions.

Subject to such policies and procedures as the Board of Trustees may approve, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the Fund to pay a broker or dealer that provided brokerage and research services to the Adviser or the Subadviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients.
To the extent authorized by Section 28(e) and the Trust's
Board of Trustees, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Subadviser shall not be liable to the Adviser nor the Trust nor the Fund for any act, conduct or omission of any broker selected by Subadviser to provide transaction or other services to the Fund, and/or any Fund Series, provided such broker was selected with reasonable care and in accordance with the provisions of this clause (b).

(c)	Submit information relating to the valuation of the Assets
as the Adviser or the Board may reasonably request.  The
Trust, the Fund and the Adviser agree and acknowledge that Subadviser is not a pricing agent for the Fund or the Trust and shall not be liable for any valuation determined or adopted by the Trust or the Fund, the Fund's custodian and/or portfolio accounting agent in accordance with any information provided by the Subadviser, subject to the provisions of Section 10(a).

(d)	Maintain all accounts, books and records pertaining to the
Assets ("Fund Assets' Books and Records") as are required of an investment adviser of a registered investment company pursuant to Section 31 of the 1940 Act and the rules and regulations adopted thereunder and by applicable provisions of the Advisers Act, including, without limitation, a daily ledger of such assets and liabilities relating to the Fund, and brokerage and other records of all portfolio transactions for the Fund. The Fund Assets' Books and
Records shall be available for inspection or duplication by the Adviser and the Trust on any day that the Fund is open for business, upon reasonable request, and shall be available for telecopying to the Adviser or the Trust on any such business day.

(e)	Unless otherwise directed by Adviser in writing, take
action, in accordance with Adviser's Proxy Voting Policy, with respect to matters submitted to a vote of holders of voting securities comprising the Assets, and provide
Adviser with information on securities voted by Subadviser promptly after the vote occurs. Adviser shall be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

(f)	From time to time, as the Adviser or the Trustees may
reasonably request, furnish the Adviser and to each of the Board members reports of Fund's securities transactions with respect to the Assets and reports on securities comprising the Assets, all in such detail as the Adviser or the Trustees may reasonably request.

(g)	Inform the Adviser and the Trustees of material or
significant changes in (i) investment strategy or policies that will be employed in managing the Assets or (ii) key investment officers of the Subadviser substantially involved in managing the Assets or (iii) Subadviser's president, chief executive officer, chief financial officer, chief operating officer or chief compliance officer, or the persons performing the functions of any such office for Subadviser.

(h)	Make its officers and employees available to meet with the
Trustees and the Adviser at such times and with such frequency as the Trustees or the Adviser reasonably request, on due notice to the Subadviser, but at least annually, to review the Fund's investment of the Assets in light of current and prospective market conditions.

(i)	Furnish to the Board members such information as may be
requested by them in writing and as reasonably necessary in order for the Trustees to evaluate this Agreement or any proposed amendments to this Agreement for the purpose of casting a vote pursuant to Section 12 or 13 hereof.



(j)	Furnish to the Adviser such information as may be requested
by the Adviser and reasonably necessary in order for the Adviser to evaluate this Agreement and the Subadviser's performance hereunder.

(k)	The Subadviser will advise the Adviser, and, if instructed
by the Adviser, will advise the Fund's custodian on a prompt basis and Fund accountant each day by electronic communication of each confirmed purchase and sale of a security for the Fund. Such communication with respect to each security purchased for or sold by the Fund shall provide the following information: the name of the issuer;
the full description of the security including its class;
the amount or number of shares of the security purchased or sold; the market price; commission paid; government charges; the gross or net price of the security; the trade date; the settlement date; the identity of the effecting broker or dealer and, if different, the identity of the clearing broker.

(l)	Cooperate generally with the Fund and the Adviser to
provide information requested by them in the possession of the Subadviser, or reasonably available to it, necessary for the preparation of the registration statement for the Fund and all periodic reports to be filed by the Fund or the Adviser with the SEC, including but not limited to, Form N-1A, semi-annual reports for the Fund on Form N-SAR and Form N-CSR, proxy voting results on Form N-PX, portfolio holdings on Form N-Q, shareholder communications regarding the Fund, proxy materials furnished to holders of shares of the Fund, and filings with state "blue sky" authorities and with United States agencies responsible for tax matters regarding the Fund.

(m)	Allow the Chief Compliance Officer of the Trust and the
Adviser and/or his/her delegate, representatives of the Adviser, internal or external auditors of the Trust and Adviser, and regulators to visit and audit Subadviser's operations relating to Subadviser's services under this Agreement as may be reasonably requested, at reasonable times and upon reasonable notice, but at least once annually.

(n)	Deliver instructions or directions to the Adviser via such
written or oral reports as the Fund's custodian and fund accountant may require. Subadviser shall instruct all brokers, dealers or other persons executing orders with respect to the Assets to forward to the Adviser copies of all brokerage or dealer confirmations promptly after execution of all transactions.

(o)	Comply with all requirements of Rule 17j-1 under the 1940
Act, including the requirement to submit its Code of Ethics and any material changes thereto to the Trustees for approval, and such other requirements of Rule 204A-1 under the Advisers Act. The Subadviser will submit any material change in its Code of Ethics to the Trustees promptly after the adoption of such change. The Subadviser will report at least quarterly any material violations of its Code of Ethics or related procedures and any related sanctions to the Trustees, and will provide a written report to the Trustees at least annually in accordance with the requirements of Rule 17j-1 and any similar requirements as may be adopted by the SEC under the Advisers Act. The
Subadviser will also require that its "Access Persons" (as such term is defined in Rule 17j-1 and Rule 204A-1) provide the Subadviser with quarterly personal investment transaction reports and initial and annual holdings reports, and otherwise require such of those persons as is appropriate to be subject to the Subadviser's Code of Ethics.

(p)	Provide to the Adviser and the Trust a copy and summary of
its compliance program in accordance with Rule 206(4)-7 under the Advisers Act, and any material changes thereto, at least annually.

3.	Expenses Paid by the Subadviser.  The Subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other costs and expenses incurred by it in connection with the performance of its duties hereunder.

4.	Expenses of the Fund Not Paid by the Subadviser.  The Subadviser
will not be required to pay any expenses of the Fund, including those expenses typically and customarily borne by a fund or adviser and not otherwise specified herein, or any other expenses that this Agreement does not expressly state shall be payable by the Subadviser. In particular, and without limiting the generality of the foregoing, the Subadviser will not be required to pay under this Agreement:

(a)	the compensation and expenses of Trustees and of
independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Subadviser;

(b)	organization and offering expenses of the Fund (including
out of pocket expenses);

(c)	legal, accounting and auditing fees and expenses of the
Trust or the Fund;

(d)	the fees and disbursements of custodians and depositories
of the Trust or the Fund's assets, or any fees and expenses of the Fund's administrator, transfer agents, disbursing agents, plan agents and registrars;

(e)	the Fund's interest expenses;

(f)	taxes and governmental fees assessed against the Trust or
the Fund's assets and payable by the Trust or the Fund;

(g)	dues and expenses of each of the Fund or the Adviser for
its respective membership in investment trade organizations;

(h)	cost of insurance relating to fidelity bond coverage or
directors and officers/ errors and omissions coverage for the Fund or the Adviser;

(i)	the cost of preparing, printing and mailing Prospectuses,
dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund, except that the Subadviser shall bear the costs of providing the information referred to in Section 2(l) to the Adviser;

(j)	brokers' commissions and underwriting fees;

(k)	the payments for maintaining the Fund's books and records
(other than those books and records the Subadviser maintains in connection with the performance or its duties under this Agreement) and any expense associated with calculating the daily net asset value of the shares of the Fund; and

(l)	expenses of any shareholder meetings.



5.	Registration as an Adviser.  The Subadviser hereby represents and warrants that it is registered with the SEC as an investment adviser, and covenants that it intends to remain so registered for the duration of this Agreement. Subadviser shall notify the Adviser immediately in the event that Subadviser ceases to be registered with the SEC as an investment adviser under the Advisers Act.

6.	Compensation of the Subadviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Subadviser as herein provided for the Funds, the Adviser will pay the Subadviser an annual fee equal to 0.60% of the average daily net asset value of the Assets. Such fee shall accrue daily and be paid monthly. The "average daily net assets" of the Assets shall be determined on the basis set forth in the Fund's Prospectus or, if not described therein, on such basis as is consistent with Rule 2a-4 and Rule 22c-1 under the 1940 Act and the regulations promulgated thereunder. The Subadviser will receive a pro rata portion of such monthly fee for any periods in which the Subadviser advises the Fund less than a full month. The Subadviser understands and agrees that neither the Trust nor the Fund has any liability for the payment of Subadviser's fee hereunder and that the payment of fees owed to the Subadviser shall be the sole responsibility of the Adviser.

7.	Other Activities of the Subadviser and Its Affiliates.  It is
understood that the services under this Agreement are not exclusive and that nothing in this Agreement shall prevent the Subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or manager for any other person or entity or providing similar services to any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, trustees/directors and employees of the Subadviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Subadviser or of its affiliates.

8.	Avoidance of Inconsistent Position.  In connection with purchases or sales of portfolio securities for the account of the Fund with respect to the Assets, neither the Subadviser nor any of its trustees/directors, officers or employees will act as principal or agent or receive any commission, except in compliance with applicable law and the relevant policies and procedures of the Fund. The Subadviser shall not knowingly recommend that the Fund, with respect to the Assets, purchase, sell or retain securities of any issuer in which the Subadviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

	Nothing herein contained shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.
The Trust and Fund acknowledge that the Subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund with respect to the Assets. The Subadviser shall have no obligation to acquire with respect to the Assets, a position in any investment that the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Subadviser, it is not feasible or desirable to acquire a position in such investment for the Fund. Nothing herein contained shall prevent the Subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security. The Subadviser expressly acknowledges and agrees, however, that in any of the above described transactions, and in all cases, the Subadviser is obligated to fulfill its fiduciary duty as Subadviser to the Fund, with respect to the Assets, and it shall require such of its Access Persons as is appropriate to comply with the requirements of the Subadviser's Code of Ethics.



	When a security proposed to be purchased or sold for the Assets is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchase or sale on a pro-rata, rotating or other fair and equitable basis so as to avoid any one account being preferred over any other account. The Subadviser shall disclose to the Adviser and to the Trustees the method used to allocate purchases and sales among the Subadviser's investment advisory clients. It is further understood that the Subadviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold.

9.	No Partnership or Joint Venture.  The Trust, the Fund, the
Adviser and the Subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

10.	Limitation of Liability and Indemnification.

(a)	In the absence of (i) willful misfeasance, bad faith, or
gross negligence on the part of the Subadviser or reckless disregard of its duties, (ii) the failure to disclose to the Adviser a material fact regarding the Subadviser or its investment advisory services as they relate to the Fund;
(iii) the failure to correct any untrue statement of a
material fact regarding the Subadviser made by the
Subadviser to the Adviser, or (iv) the reckless disregard
by the Subadviser of its obligations and duties under this Agreement, the Subadviser shall not be subject to any liability to the Adviser, the Trust or the Fund, any
shareholder of the Fund, or to any person, firm or
organization, for any act or omission in the course of or
in connection with rendering its services under this
Agreement.  Specifically, the Subadviser shall not be
liable to the Adviser, the Trust or the Fund for any error
of judgment or mistake of law, subject to the limitations
of Section 17(j) of the 1940 Act. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws.  Subadviser will
maintain a reasonable amount of fidelity bond insurance
coverage and shall provide evidence of such coverage upon
request of Adviser.
(b)	In the absence of (i) willful misfeasance, bad faith or
gross negligence on the part of the Adviser or reckless disregard of its duties, (ii) the failure of the Adviser to disclose in the Prospectus or any filing made with the SEC with respect to the Trust, the Fund or the Adviser any
material fact; (iii) the failure by the Adviser to correct
any untrue statement of a material fact contained in the Prospectus or any other filing made with the SEC regarding the Trust, the Fund or the Adviser; or (iv) the reckless disregard by the Adviser of its obligations and duties under this Agreement, Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of or in connection with the Adviser's carrying out
its duties and obligations under this Agreement.
Specifically, the Adviser shall not be liable to the
Subadviser for any error of judgment or mistake of law.
Nothing herein, however, shall derogate from the Adviser's obligations under federal and state securities laws.
(c)	Subadviser and Adviser shall each defend, indemnify and
hold harmless the other party and the other party's affiliates, officers, trustees/directors, members, employees and agents, from and against any claim, loss, liability, judgment, awards, settlements for which prior approval of the indemnifying party is obtained, damages, deficiency, penalty, cost or expense (including without limitation reasonable attorneys' fees and disbursements for external counsel) resulting from (i) the reckless disregard of the indemnifying party's obligations and duties hereunder; (ii) willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, its officers, trustees/directors, members, employees and agents with respect to this Agreement or the Fund or (iii) the failure of the indemnifying party to disclose any material fact or the failure of the indemnifying party to correct any untrue statement of a material fact whether such claim, loss, liability, damages, deficiency, penalty, cost or expense was incurred or suffered directly or indirectly.

(d)	Adviser is liable to, and shall indemnify, the Fund and the
Trust for any acts and omissions of the Subadviser to the same extent the Adviser, under the terms of the Advisory
Agreement, is liable to, and must indemnify the Fund and the Trust for the Adviser's acts and omissions.

(e) 	The indemnification provisions in Section 10 of the
Agreement shall survive the termination of this Agreement.

11.	Assignment and Amendment.  This Agreement may not be assigned by the Subadviser, and shall automatically terminate, without the payment of any penalty, in the event: (a) of its assignment, including any change in control of the Adviser or the Subadviser which is deemed to be an assignment under the 1940 Act, or (b) that the Advisory Agreement is assigned or terminates for any reason. Trades that were placed prior to such termination will not be canceled; however, no new trades will be placed after such termination is effective. Termination of this Agreement shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

	The terms of this Agreement shall not be changed unless such change is agreed to in writing by the parties hereto and is approved by the affirmative vote of a majority of the Trustees of the Trust voting in person, including a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change, and (to the extent required by the 1940 Act) unless also approved at a meeting by the affirmative vote of the majority of outstanding voting securities of the Fund.

12.	Duration and Termination.  This Agreement shall become effective as of the date first above written and shall remain in full force and effect for a period of two years from such date, and thereafter for successive periods of one year (provided such continuance is approved at least annually in conformity with the requirements of Section 15 of the 1940 Act) unless the Agreement is terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)	The Trust or the Adviser may at any time terminate this
Agreement, without payment of any penalty, by not more than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Subadviser. Action of the Trust under this subsection may be taken either by (i) vote of its Trustees, or (ii) the affirmative vote of the outstanding voting securities of the Fund; or

(b)	The Subadviser may at any time terminate this Agreement by
not less than one hundred twenty (120) days' prior written notice by facsimile or delivered via registered mail, postage prepaid or a nationally recognized overnight delivery service, receipt requested, to the Adviser.

	Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

	Fees payable to Subadviser for services rendered under this Agreement will be prorated to the date of termination of the Agreement.

	In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Assets, except as expressly directed by the Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Assets. In addition, the Subadviser shall deliver copies of the Fund Assets' Books and Records to the Adviser upon request by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of Fund investment management to any successor to the Subadviser, including the Adviser; provided however that the Subadviser shall be permitted to retain at its own expense a separate copy of such records for its own protection and may not disclose such information to other parties unless required to comply with any law, rule, regulation or order of a court or government authority.

13.	Approval of Agreement.  The parties hereto acknowledge and agree that the obligations of the Trust, the Adviser, and the Subadviser under this Agreement shall be subject to the following condition precedent: this Agreement shall have been approved by the vote of a majority of the Trustees, who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval.

14.	Miscellaneous.

(a)	The captions in this Agreement are included for convenience
of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to be private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The
Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

(b)	Any information supplied by the Trust or the Adviser to the
Subadviser in connection with the performance of the Subadviser's duties hereunder, or learned by the Subadviser as a result of its position as Subadviser to the Fund, which information is not otherwise in the public domain, is to be regarded as confidential information for use by the Subadviser only in connection with the performance of its duties hereunder. Any such information in the hands of the Subadviser may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

(c)	Any information supplied by the Subadviser to the Trust or
the Adviser in connection with the performance of the Subadviser's duties under this Agreement or learned by the Trust or the Adviser as a result of the services provided by the Subadviser under this Agreement, which information is not otherwise in the public domain, is to be regarded as confidential information for use by the Adviser, the Fund and/or its agents only in connection with the Fund and its investments. Any such information in the hands of either party may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

(d)	The Subadviser agrees to submit any proposed sales
literature (including advertisements, whether in paper, electronic or Internet medium) for the Trust, the Fund, the Subadviser or for any of its affiliates which mentions the Trust, the Fund or Adviser (other than the use of the Fund's name in a list of clients of the Subadviser, for which Subadviser is specifically authorized so to use), to the Adviser and to the Fund's distributor for review and filing with the appropriate regulatory authority prior to public release of any such sales literature; provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Trust or the Fund.

(e)	The Trust and the Adviser agree to submit any proposed
sales literature that mentions the Subadviser (other than identifying the Subadviser as subadviser to the Fund) to the Subadviser for review prior to use and the Subadviser agrees to promptly review such materials by a reasonable and appropriate deadline. The Trust agrees to cause the Adviser and the Trust's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Subadviser of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant regulatory authorities. Neither the Adviser, nor the Trust nor the Fund nor any affiliate of the foregoing will use the registered trademarks, service marks, logos, names or any other proprietary designations of Subadviser, its subsidiaries and/or affiliates (collectively, "Subadviser Marks") in any advertising or promotional materials without Subadviser's prior written approval, which will not be unreasonably withheld. Adviser and Subadviser will work together to develop mutually agreeable standards and procedures for the review of materials bearing Subadviser Marks to facilitate the efficient creation and use of such advertising or promotional materials.

(f)	All notices, consents, waivers and other communications
under this Agreement must be in writing and, other than notices governed by Section 12 above, will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier, provided that receipt is confirmed by return telecopy and a copy is sent by overnight mail via a nationally recognized overnight delivery service (receipt requested); (iii) when received by the addressee, if sent via a nationally recognized overnight delivery service (receipt requested) or U.S. mail (postage prepaid), in each case to the appropriate address and telecopier number set forth below
(or to such other address and telecopier number as a party may designate by notice to the other parties):

       	Subadviser: 	Hansberger Global Investors, Inc.
       			401 East Las Olas Boulevard, Suite 1700
       			Fort Lauderdale, FL  33301
                      	Attention:  President
                      	Telephone Number:  (954) 552-5150
                      	Facsimile Number:  (954) 713-2515
                      with a copy addressed to General Counsel

       	Adviser: 	MTB Investment Advisors, Inc.
                      	100 East Pratt Street, 17th Floor
                      	Baltimore, MD  21202
                      	Attention:  President
                      	Telephone Number:   (410) 986-5650
                      	Facsimile Number:   (410) 986-5660

       	Trust: 		MTB Group of Funds
                      	5800 Corporate Drive
                      	Pittsburgh, Pennsylvania 15237-7010
                      	Attention: Secretary
                      	Telephone Number:  (412) 288-1900
                      	Facsimile Number: (412) 288-8141

(g)	For purposes of this Agreement: (i) "affirmative vote of a
majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual meeting or a special meeting of the shareholders of the Fund, duly called and held, (A) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (B) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less; and (ii)
"interested person" and "assignment" shall have the respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(h)	This Agreement shall be construed in accordance with the
laws of the State of New York and the applicable provisions of the 1940 Act.

(i)	The provisions of this Agreement are independent of and
separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

(j)	Subadviser agrees to maintain the security and
confidentiality of nonpublic personal information ("NPI") of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Subadviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund, in each instance in furtherance of fulfilling Subadviser's obligations under this Agreement and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

(k)	Any question of interpretation of any term or section of
this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or Advisers Act and interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act or Advisers Act. In addition, where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(l)	In the event the Subadviser may deem it advantageous to the
Fund to place portfolio securities trades for the Fund through (a) a broker-dealer affiliate of the subadviser to another portfolio of the Trust; or (b) a broker-dealer affiliate of the subadviser to a discrete portion of the Fund, the Subadviser may engage in such trades under Rule
17a-10 under the 1940 Act without complying with certain provisions of Rule 17e-1 of the Investment Company Act of 1940, provided that Subadviser does not consult with any entity which subadvises any other portfolio of the Trust, or any portion of any such portfolio ("Another Subadvised
Fund"), concerning transactions for the Fund or Another
Subadvised Fund.

(m)	Each of the Adviser and Subadviser represents and warrants
to the other that it has a business continuity plan designed to restore services as promptly as practical as a result of work stoppage, power or other mechanical failure, natural disaster, governmental action, communication disruption or other impossibility of performance.



15.	Limitations of Liability of Trustees and Shareholders of the
Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


MTB GROUP OF FUNDS


By:  /s/ Judith J. Mackin
Name:  Judith J. Mackin
Title:  Vice President


MTB INVESTMENT ADVISORS, INC.


By:  /s/ William F. Dwyer
Name:  William F. Dwyer
Title: President


HANSBERGER GLOBAL INVESTORS, INC.


By:  /s/ Ronald W. Holt
Name:  Ronald W. Holt
Title:  President



	SCHEDULE 1

Custody Agreement between the Trust and the Fund's custodian
("Custodian"), including information as to:
       The Fund's nominee
       The federal tax identification numbers of the Fund and its nominee
All routing, bank participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of securities to the Fund's account at the Custodian
Name, address, telephone and Fax number of the Custodian's employees responsible for the Fund's accounts
       The Fund's pricing service and contact persons

All applicable procedures and guidelines adopted by the Board of Trustees or the Adviser regarding management of the Fund, including but not limited to:
       Transactions with affiliated persons
       Guidelines for Determining Fair Value of Securities
       Net Asset Value Correction Policies and Procedures
       Evaluating the liquidity of securities
Segregation of liquid assets in connections with firm commitments and standby commitments
       Derivative contracts and securities
       Repurchase Agreement Guidelines
       Rule 10f-3 (relating to affiliated underwriting syndicates)
       Rule 17a-7 (relating to interfund transactions)
       Rule 17e-1 (relating to transactions with affiliated brokers) and Procedures for cash sweep investments in money market funds Monitoring portfolio compliance
       Subadviser supervision
       Daily review of pricing

Any master agreements that the Trust has entered into on behalf of the Fund, including:
       Master Repurchase Agreement
       Master Foreign Exchange Netting Agreements
       Master Swap Agreements
       Form of Securities Lending Agency Agreement

Other agreements that the Trust has entered into on behalf of the Fund, including:
	Investment Advisory Agreement

Other relevant documents, including:
	CFTC Rule 4.5 letter




Exhibit 77Q.1a): Exhibits


SUBADVISORY AGREEMENT

	This Subadvisory Agreement ("Agreement") is entered into as of October 24, 2005, by and among the MTB Group of Funds, a Delaware statutory trust (the "Trust"), MTB Investment Advisors, Inc., a
Maryland corporation (the "Adviser"), and LSV Asset Management (the
"Subadviser").

Recitals:

	The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has thirty-five portfolios, including the MTB International Equity Fund (the "Fund");

	The Trust and the Adviser have entered into advisory agreements, each dated as of August 22, 2003 (the "Advisory Agreement") as amended, pursuant to which the Adviser provides portfolio management services to the Fund and the other portfolios of the Trust;

	The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

	The Adviser and the Board of Trustees of the Trust ("Trustees" or "Board") desire to retain the Subadviser to act as sub-investment manager of the Fund and to provide certain other services, and the Subadviser desires to perform such services under the terms and conditions hereinafter set forth.

Agreement:

	NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Adviser and the Subadviser agree as follows:

1.	Delivery of Documents.  The Trust and/or the Adviser has
furnished the Subadviser with copies, properly certified or otherwise authenticated, of each of the following:

(m)	The Trust's Agreement and Declaration of Trust
("Declaration of Trust"), as in effect on the date hereof;

(n)	By-Laws of the Trust as in effect on the date hereof;

(o)	Resolutions of the Trustees selecting the Subadviser as the
sub-investment manager to the Fund and approving the form of this Agreement;

(p)	Resolutions of the Trustees selecting the Adviser as
investment adviser to the Fund and approving the form of the Investment Advisory Agreement and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Advisory Agreement;

(q)	The Advisory Agreement;

(r)	The Trust's current  registration statement on Form N-1A as
filed with the Securities and Exchange Commission ("SEC"), including the Fund's current prospectus and statement of additional information (collectively called the
"Prospectus");



(s)	All current written guidelines, policies and procedures of
the Trust, which are applicable to the Fund, the Adviser or the Subadviser and have been approved by the Board of Trustees of the Trust;

(t)	The code of ethics of the Trust which has been approved by
the Trustees of the Trust in accordance with Rule 17j-1 under the 1940 Act;

(u)	The Adviser's most recent Form ADV as filed with the SEC
and/or provided to the Adviser's clients (which Form ADV includes, among other things, a description of the Adviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection);

(v)	Those provisions of the Adviser's Compliance Manual that
apply to the Fund;

(w)	A copy of the Adviser's Proxy Voting Policies and
Procedures; and

(x)	The Trust's Anti-Money Laundering Policies and Procedures.

	The Adviser will promptly furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to any of the foregoing documents. The Adviser will also furnish the Subadviser with copies of all the documents listed on Schedule 1 to this Agreement, and shall promptly notify the Subadviser of any material change in any of the Fund's investment objectives, investment strategies, investment policies, investment restrictions, guidelines or procedures set forth in any of the documents listed in Schedule 1. In addition, the Chief Compliance Officer for the Trust and the Adviser shall provide the Subadviser with a certification that they have adopted and approved a compliance program for the Trust adopted in accordance with Rule 38a-1 under the 1940 Act and the compliance program for the Adviser adopted in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), respectively.

	The Chief Compliance Officer for the Subadviser shall provide the Trust and the Adviser with copies of the Subadviser's Compliance
Policies and Procedures, a summary of its compliance program, and a certification that the Subadviser has adopted and approved a compliance program for the Subadviser in accordance with Rule 206(4)-7 under the Advisers Act and such other information as may be reasonably requested in order to permit the Board of Trustees of the Trust to make such determinations with respect to the Subadviser's compliance program as may be required under Rule 38a-1 under the 1940 Act. The Subadviser has furnished the Adviser with a copy of the Subadviser's Form ADV most recently filed with the SEC, (which Form ADV includes a description of the Subadviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection) and the code of ethics established by the Subadviser pursuant to Rule 17j-1 under the 1940 Act ("Subadviser's Code of Ethics"). The Subadviser will promptly furnish the Adviser with copies of any amendments to each of those documents, including any revisions required by Rule 204A-1 under the Advisers Act. The Subadviser will also provide the Adviser with the Subadviser's approved list of securities for equity portfolios and list of affiliated persons, and any updates or revisions thereto at least monthly.

	The Subadviser will also provide the Adviser and the Fund accountant with a list and specimen signatures of the parties who are authorized to act on behalf of the Subadviser and will promptly notify Adviser in writing of any changes to that list.

2.	Investment Services.  Subject to the oversight of the Adviser and the Trustees, the Subadviser will manage the portion of the Fund's assets allocated to the Subadviser from time to time by the Adviser in its sole discretion ("Assets) on a discretionary basis, including the purchase, retention and disposition of securities, as the Fund's agent and attorney-in-fact with full power and authority in connection with such assets and in a manner that is (a) consistent with the investment objectives, investment strategies, investment policies and restrictions of the Fund as set forth in the Fund's Prospectus, (b) in conformity with the 1940 Act, (c) compliant with the requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and (d) compliant with all other applicable federal securities laws and regulations, instructions and directions received by the Subadviser in writing from the Adviser or the Board of Trustees, and all applicable provisions in the documents provided to the Subadviser, pursuant to Section 1 above, as each of the documents may, from time to time, be amended or supplemented.

	The Subadviser will discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in the capacity of an investment adviser to a registered investment Trust and familiar with such matters would use.

	The Subadviser will, at its own expense, and subject to the oversight of the Adviser and the Board of Trustees:

(a)	Manage on a discretionary basis the Assets and determine
from time to time which securities will be purchased, retained, sold or loaned by the Fund.

(b)	Place orders with or through brokers, dealers or issuers in
order to effect or execute portfolio transactions for the Fund, subject at all times to the Subadviser's duty to (i) use its best efforts to obtain for the Fund the most favorable terms and best execution of such portfolio transactions, (ii) comply with any policy with respect to effecting or executing portfolio transactions for the Fund, as set forth in the Fund's Prospectus, and (iii) comply with any written policies and procedures of the Trust, as approved by the Board of Trustees from time to time.

In using its best efforts to obtain for the Fund the most favorable terms and best execution of portfolio securities, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including but not limited to: the price and size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved in the transaction, and the quality of service rendered by the broker or dealer in other transactions.

Subject to such policies and procedures as the Board of Trustees may approve, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the Fund to pay a broker or dealer that provided brokerage and research services to the Adviser or the Subadviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients.
To the extent authorized by Section 28(e) and the Trust's
Board of Trustees, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

(c)	Submit information relating to the valuation of the Assets
as the Adviser or the Board may reasonably request.  The
Trust, the Fund and the Adviser agree and acknowledge that Subadviser is not a pricing agent for the Fund or the Trust and shall not be liable for any valuation determined or adopted by the Trust or the Fund, the Fund's custodian and/or portfolio accounting agent in accordance with any information provided by the Subadviser, subject to the provisions of Section 10(a).

(d)	Maintain all accounts, books and records pertaining to the
Assets ("Fund Assets' Books and Records") as are required of an investment adviser of a registered investment company pursuant to Section 31 of the 1940 Act and the rules and regulations adopted thereunder and by applicable provisions of the Advisers Act, including, without limitation, a daily ledger of such assets and liabilities relating to the Fund, and brokerage and other records of all portfolio transactions for the Fund. The Fund Assets' Books and
Records shall be available for inspection or duplication by the Adviser and the Trust on any day that the Fund is open for business, upon reasonable request, and shall be available for telecopying to the Adviser or the Trust on any such business day.

(e)	Unless otherwise directed by Adviser in writing, take
action, in accordance with Adviser's Proxy Voting Policy, with respect to matters submitted to a vote of holders of voting securities comprising the Assets, and provide
Adviser with information on securities voted by Subadviser promptly after the vote occurs. Adviser shall be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

(f)	From time to time, as the Adviser or the Trustees may
reasonably request, furnish the Adviser and to each of the Board members reports of Fund's securities transactions with respect to the Assets and reports on securities comprising the Assets, all in such detail as the Adviser or the Trustees may reasonably request.

(g)	Inform the Adviser and the Trustees of material or
significant changes in (i) investment strategy or policies that will be employed in managing the Assets or (ii) key investment officers of the Subadviser substantially involved in managing the Assets or (iii) Subadviser's president, chief executive officer, chief financial officer, chief operating officer or chief compliance officer, or the persons performing the functions of any such office for Subadviser.

(h)	Make its officers and employees available to meet with the
Trustees and the Adviser at such times and with such frequency as the Trustees or the Adviser reasonably request, on due notice to the Subadviser, but at least annually, to review the Fund's investment of the Assets in light of current and prospective market conditions.

(i)	Furnish to the Board members such information as may be
requested by them in writing and as reasonably necessary in order for the Trustees to evaluate this Agreement or any proposed amendments to this Agreement for the purpose of casting a vote pursuant to Section 12 or 13 hereof.



(j)	Furnish to the Adviser such information as may be requested
by the Adviser and reasonably necessary in order for the Adviser to evaluate this Agreement and the Subadviser's performance hereunder.

(k)	The Subadviser will advise the Adviser, and, if instructed
by the Adviser, will advise the Fund's custodian on a prompt basis and Fund accountant each day by electronic communication of each confirmed purchase and sale of a security for the Fund. Such communication with respect to each security purchased for or sold by the Fund shall provide the following information: the name of the issuer;
the full description of the security including its class;
the amount or number of shares of the security purchased or sold; the market price; commission paid; government charges; the gross or net price of the security; the trade date; the settlement date; the identity of the effecting broker or dealer and, if different, the identity of the clearing broker.

(l)	Cooperate generally with the Fund and the Adviser to
provide information requested by them in the possession of the Subadviser, or reasonably available to it, necessary for the preparation of the registration statement for the Fund and all periodic reports to be filed by the Fund or the Adviser with the SEC, including but not limited to, Form N-1A, semi-annual reports for the Fund on Form N-SAR and Form N-CSR, proxy voting results on Form N-PX, portfolio holdings on Form N-Q, shareholder communications regarding the Fund, proxy materials furnished to holders of shares of the Fund, and filings with state "blue sky" authorities and with United States agencies responsible for tax matters regarding the Fund.

(m)	Allow the Chief Compliance Officer of the Trust and the
Adviser and/or his/her delegate, representatives of the Adviser, internal or external auditors of the Trust and Adviser, and regulators to visit and audit Subadviser's operations relating to Subadviser's services under this Agreement as may be reasonably requested, at reasonable times and upon reasonable notice, but at least once annually.

(n)	Deliver instructions or directions to the Adviser via such
written or oral reports as the Fund's custodian and fund accountant may require. Subadviser shall instruct all brokers, dealers or other persons executing orders with respect to the Assets to forward to the Adviser copies of all brokerage or dealer confirmations promptly after execution of all transactions.

(o)	Comply with all requirements of Rule 17j-1 under the 1940
Act, including the requirement to submit its Code of Ethics and any material changes thereto to the Trustees for approval, and such other requirements of Rule 204A-1 under the Advisers Act. The Subadviser will submit any material change in its Code of Ethics to the Trustees promptly after the adoption of such change. The Subadviser will report at least quarterly any material violations of its Code of Ethics or related procedures and any related sanctions to the Trustees, and will provide a written report to the Trustees at least annually in accordance with the requirements of Rule 17j-1 and any similar requirements as may be adopted by the SEC under the Advisers Act. The
Subadviser will also require that its "Access Persons" (as such term is defined in Rule 17j-1 and Rule 204A-1) provide the Subadviser with quarterly personal investment transaction reports and initial and annual holdings reports, and otherwise require such of those persons as is appropriate to be subject to the Subadviser's Code of Ethics.

(p)	Provide to the Adviser and the Trust a copy and summary of
its compliance program in accordance with Rule 206(4)-7 under the Advisers Act, and any material changes thereto, at least annually.

3.	Expenses Paid by the Subadviser.  The Subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other costs and expenses incurred by it in connection with the performance of its duties hereunder.

4.	Expenses of the Fund Not Paid by the Subadviser.  The Subadviser
will not be required to pay any expenses of the Fund or any other expenses that this Agreement does not expressly state shall be payable by the Subadviser. In particular, and without limiting the generality of the foregoing, the Subadviser will not be required to pay under this
Agreement:

(m)	the compensation and expenses of Trustees and of
independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Subadviser;

(n)	organization and offering expenses of the Fund (including
out of pocket expenses);

(o)	legal, accounting and auditing fees and expenses of the
Trust or the Fund;

(p)	the fees and disbursements of custodians and depositories
of the Trust or the Fund's assets, or any fees and expenses of the Fund's administrator, transfer agents, disbursing agents, plan agents and registrars;

(q)	the Fund's interest expenses;

(r)	taxes and governmental fees assessed against the Trust or
the Fund's assets and payable by the Trust or the Fund;

(s)	dues and expenses of each of the Fund or the Adviser for
its respective membership in investment trade organizations;

(t)	cost of insurance relating to fidelity bond coverage or
directors and officers/ errors and omissions coverage for the Fund or the Adviser;

(u)	the cost of preparing, printing and mailing Prospectuses,
dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund, except that the Subadviser shall bear the costs of providing the information referred to in Section 2(l) to the Adviser;

(v)	brokers' commissions and underwriting fees;

(w)	the payments for maintaining the Fund's books and records
(other than those books and records the Subadviser maintains in connection with the performance or its duties under this Agreement) and any expense associated with calculating the daily net asset value of the shares of the Fund; and

(x)	expenses of any shareholder meetings.



5.	Registration as an Adviser.  The Subadviser hereby represents and warrants that it is registered with the SEC as an investment adviser, and covenants that it intends to remain so registered for the duration of this Agreement. Subadviser shall notify the Adviser immediately in the event that Subadviser ceases to be registered with the SEC as an investment adviser under the Advisers Act.

6.	Compensation of the Subadviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Subadviser as herein provided for the Funds, the Adviser will pay the Subadviser an annual fee equal to 0.49% of the average daily net asset value of the Assets. Such fee shall accrue daily and be paid monthly. The "average daily net assets" of the Assets shall be determined on the basis set forth in the Fund's Prospectus or, if not described therein, on such basis as is consistent with Rule 2a-4 and Rule 22c-1 under the 1940 Act and the regulations promulgated thereunder. The Subadviser will receive a pro rata portion of such monthly fee for any periods in which the Subadviser advises the Fund less than a full month. The Subadviser understands and agrees that neither the Trust nor the Fund has any liability for the payment of Subadviser's fee hereunder and that the payment of fees owed to the Subadviser shall be the sole responsibility of the Adviser.

7.	Other Activities of the Subadviser and Its Affiliates.  It is
understood that the services under this Agreement are not exclusive and that nothing in this Agreement shall prevent the Subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or manager for any other person or entity or providing similar services to any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, trustees/directors and employees of the Subadviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Subadviser or of its affiliates.

8.	Avoidance of Inconsistent Position.  In connection with purchases or sales of portfolio securities for the account of the Fund with respect to the Assets, neither the Subadviser nor any of its trustees/directors, officers or employees will act as principal or agent or receive any commission, except in compliance with applicable law and the relevant policies and procedures of the Fund. The Subadviser shall not knowingly recommend that the Fund, with respect to the Assets, purchase, sell or retain securities of any issuer in which the Subadviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

	Nothing herein contained shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.
The Trust and Fund acknowledge that the Subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund, with respect to the Assets. The Subadviser shall have no obligation to acquire with respect to the Assets, a position in any investment that the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Subadviser, it is not feasible or desirable to acquire a position in such investment for the Fund. Nothing herein contained shall prevent the Subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security. The Subadviser expressly acknowledges and agrees, however, that in any of the above described transactions, and in all cases, the Subadviser is obligated to fulfill its fiduciary duty as Subadviser to the Fund, with respect to the Assets, and it shall require such of its Access Persons as is appropriate to comply with the requirements of the Subadviser's Code of Ethics.



	When a security proposed to be purchased or sold for the Assets is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchase or sale on a pro-rata, rotating or other fair and equitable basis so as to avoid any one account being preferred over any other account. The Subadviser shall disclose to the Adviser and to the Trustees the method used to allocate purchases and sales among the Subadviser's investment advisory clients. It is further understood that the Subadviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold.

9.	No Partnership or Joint Venture.  The Trust, the Fund, the
Adviser and the Subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

10.	Limitation of Liability and Indemnification.

(a)	In the absence of (i) willful misfeasance, bad faith, or
gross negligence on the part of the Subadviser or reckless disregard of its duties, (ii) the failure to disclose to the Adviser a material fact regarding the Subadviser or its investment advisory services as they relate to the Fund;
(iii) the failure to correct any untrue statement of a
material fact regarding the Subadviser made by the
Subadviser to the Adviser, or (iv) the reckless disregard
by the Subadviser of its obligations and duties under this Agreement, the Subadviser shall not be subject to any liability to the Adviser, the Trust or the Fund, any
shareholder of the Fund, or to any person, firm or
organization, for any act or omission in the course of or
in connection with rendering its services under this
Agreement.  Specifically, the Subadviser shall not be
liable to the Adviser, the Trust or the Fund for any error
of judgment or mistake of law, subject to the limitations
of Section 17(j) of the 1940 Act. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws.  Subadviser will
maintain a reasonable amount of fidelity bond insurance
coverage and shall provide evidence of such coverage upon
request of Adviser.
(b)	In the absence of (i) willful misfeasance, bad faith or
gross negligence on the part of the Adviser or reckless disregard of its duties, (ii) the failure of the Adviser to disclose in the Prospectus or any filing made with the SEC with respect to the Trust, the Fund or the Adviser any
material fact; (iii) the failure by the Adviser to correct
any untrue statement of a material fact contained in the Prospectus or any other filing made with the SEC regarding the Trust, the Fund or the Adviser; or (iv) the reckless disregard by the Adviser of its obligations and duties under this Agreement, Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of or in connection with the Adviser's carrying out
its duties and obligations under this Agreement.
Specifically, the Adviser shall not be liable to the
Subadviser for any error of judgment or mistake of law.
Nothing herein, however, shall derogate from the Adviser's obligations under federal and state securities laws.
(c)	Subadviser and Adviser shall each defend, indemnify and
hold harmless the other party and the other party's affiliates, officers, trustees/directors, members, employees and agents, from and against any claim, loss, liability, judgment, awards, settlements for which prior approval of the indemnifying party is obtained, damages, deficiency, penalty, cost or expense (including without limitation reasonable attorneys' fees and disbursements for external counsel) resulting from (i) the reckless disregard of the indemnifying party's obligations and duties hereunder; (ii) willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, its officers, trustees/directors, members, employees and agents with respect to this Agreement or the Fund or (iii) the failure of the indemnifying party to disclose any material fact or the failure of the indemnifying party to correct any untrue statement of a material fact whether such claim, loss, liability, damages, deficiency, penalty, cost or expense was incurred or suffered directly or indirectly.

(d)	Adviser is liable to, and shall indemnify, the Fund and the
Trust for any acts and omissions of the Subadviser to the same extent the Adviser, under the terms of the Advisory
Agreement, is liable to, and must indemnify the Fund and the Trust for the Adviser's acts and omissions.

(e) 	The indemnification provisions in Section 10 of the
Agreement shall survive the termination of this Agreement.

11.	Assignment and Amendment.  This Agreement may not be assigned by the Subadviser, and shall automatically terminate, without the payment of any penalty, in the event: (a) of its assignment, including any change in control of the Adviser or the Subadviser which is deemed to be an assignment under the 1940 Act, or (b) that the Advisory Agreement is assigned or terminates for any reason. Trades that were placed prior to such termination will not be canceled; however, no new trades will be placed after notice of such termination is received.
Termination of this Agreement shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

	The terms of this Agreement shall not be changed unless such change is agreed to in writing by the parties hereto and is approved by the affirmative vote of a majority of the Trustees of the Trust voting in person, including a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change, and (to the extent required by the 1940 Act) unless also approved at a meeting by the affirmative vote of the majority of outstanding voting securities of the Fund.

12.	Duration and Termination.  This Agreement shall become effective as of the date first above written and shall remain in full force and effect for a period of two years from such date, and thereafter for successive periods of one year (provided such continuance is approved at least annually in conformity with the requirements of Section 15 of the 1940 Act) unless the Agreement is terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)	The Trust or the Adviser may at any time terminate this
Agreement, without payment of any penalty, by not more than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Subadviser. Action of the Trust under this subsection may be taken either by (i) vote of its Trustees, or (ii) the affirmative vote of the outstanding voting securities of the Fund; or

(b)	The Subadviser may at any time terminate this Agreement by
not less than one hundred twenty (120) days' prior written notice by facsimile or delivered via registered mail, postage prepaid or a nationally recognized overnight delivery service, receipt requested, to the Adviser.

	Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

	Fees payable to Subadviser for services rendered under this Agreement will be prorated to the date of termination of the Agreement.

	In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Assets, except as expressly directed by the Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund, with respect to the Assets. In addition, the Subadviser shall deliver copies of the Fund Assets' Books and Records to the Adviser upon request by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of Fund investment management to any successor to the Subadviser, including the Adviser; provided however that the Subadviser shall be permitted to retain at its own expense a separate copy of such records for its own protection and may not disclose such information to other parties unless required to comply with any law, rule, regulation or order of a court or government authority.

13.	Approval of Agreement.  The parties hereto acknowledge and agree that the obligations of the Trust, the Adviser, and the Subadviser under this Agreement shall be subject to the following condition precedent: this Agreement shall have been approved by the vote of a majority of the Trustees, who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval.

14.	Miscellaneous.

(a)	The captions in this Agreement are included for convenience
of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to be private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The
Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

(b)	Any information supplied by the Trust or the Adviser to the
Subadviser in connection with the performance of the Subadviser's duties hereunder, or learned by the Subadviser as a result of its position as Subadviser to the Fund, which information is not otherwise in the public domain, is to be regarded as confidential information for use by the Subadviser only in connection with the performance of its duties hereunder. Any such information in the hands of the Subadviser may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

(c)	Any information supplied by the Subadviser to the Trust or
the Adviser in connection with the performance of the Subadviser's duties under this Agreement or learned by the Trust or the Adviser as a result of the services provided by the Subadviser under this Agreement, which information is not otherwise in the public domain, is to be regarded as confidential information for use by the Adviser, the Fund and/or its agents only in connection with the Fund and its investments. Any such information in the hands of either party may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

(d)	The Subadviser agrees to submit any proposed sales
literature (including advertisements, whether in paper, electronic or Internet medium) for the Trust, the Fund, the Subadviser or for any of its affiliates which mentions the Trust, the Fund or Adviser (other than the use of the Fund's name in a list of clients of the Subadviser), to the Adviser and to the Fund's distributor for review and filing with the appropriate regulatory authority prior to public release of any such sales literature; provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Trust or the Fund.

(e)	The Trust and the Adviser agree to submit any proposed
sales literature that mentions the Subadviser (other than identifying the Subadviser as subadviser to the Fund) to the Subadviser for review prior to use and the Subadviser agrees to promptly review such materials by a reasonable and appropriate deadline. The Trust agrees to cause the Adviser and the Trust's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Subadviser of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant regulatory authorities. Neither the Adviser, nor the Trust nor the Fund nor any affiliate of the foregoing will use the registered trademarks, service marks, logos, names or any other proprietary designations of Subadviser, its subsidiaries and/or affiliates (collectively, "Subadviser Marks") in any advertising or promotional materials without Subadviser's prior written approval, which will not be unreasonably withheld. Adviser and Subadviser will work together to develop mutually agreeable standards and procedures for the review of materials bearing Subadviser Marks to facilitate the efficient creation and use of such advertising or promotional materials.

(f)	All notices, consents, waivers and other communications
under this Agreement must be in writing and, other than notices governed by Section 12 above, will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier, provided that receipt is confirmed by return telecopy and a copy is sent by overnight mail via a nationally recognized overnight delivery service (receipt requested); (iii) when received by the addressee, if sent via a nationally recognized overnight delivery service (receipt requested) or U.S. mail (postage prepaid), in each case to the appropriate address and telecopier number set forth below
(or to such other address and telecopier number as a party may designate by notice to the other parties):

       	Subadviser: 	LSV Asset Management
       	One North Wacker Drive
       	Chicago, IL  60606
                      	Attention:  Tremaine Atkinson
                      	Telephone Number:   (312) 460-2335
                      	Facsimile Number:   (312) 220-9241

       	Adviser: 	MTB Investment Advisors, Inc.
                      	100 East Pratt Street, 17th Floor
                      	Baltimore, MD  21202
                      	Attention:  President
                      	Telephone Number:   (410) 986-5650
                      	Facsimile Number:   (410) 986-5660

       	Trust: 		MTB Group of Funds
                      	5800 Corporate Drive
                      	Pittsburgh, Pennsylvania 15237-7010
                      	Attention: Secretary
                      	Telephone Number:  (412) 288-1900
                      	Facsimile Number: (412) 288-8141

(g)	For purposes of this Agreement: (i) "affirmative vote of a
majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual meeting or a special meeting of the shareholders of the Fund, duly called and held, (A) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (B) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less; and (ii)
"interested person" and "assignment" shall have the respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(h)	This Agreement shall be construed in accordance with the
laws of the State of New York and the applicable provisions of the 1940 Act.

(i)	The provisions of this Agreement are independent of and
separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

(j)	Subadviser agrees to maintain the security and
confidentiality of nonpublic personal information ("NPI") of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Subadviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund, in each instance in furtherance of fulfilling Subadviser's obligations under this Agreement and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

(k)	Any question of interpretation of any term or section of
this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or Advisers Act and interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act or Advisers Act. In addition, where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(l)	In the event the Subadviser may deem it advantageous to the
Fund to place portfolio securities trades for the Fund through (a) a broker-dealer affiliate of the subadviser to another portfolio of the Trust; or (b) a broker-dealer affiliate of the subadviser to a discrete portion of the Fund, the Subadviser may engage in such trades under Rule
17a-10 under the 1940 Act without complying with certain provisions of Rule 17e-1 of the Investment Company Act of 1940, provided that Subadviser does not consult with any entity which subadvises any other portfolio of the Trust, or any portion of any such portfolio ("Another Subadvised
Fund"), concerning transactions for the Fund or Another
Subadvised Fund.

(m)	Each of the Adviser and Subadviser represents and warrants
to the other that it has a business continuity plan designed to restore services as promptly as practical as a result of work stoppage, power or other mechanical failure, natural disaster, governmental action, communication disruption or other impossibility of performance.



16.	Limitations of Liability of Trustees and Shareholders of the
Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


MTB GROUP OF FUNDS


By:  /s/ Judith J. Mackin
Name:  Judith J. Mackin
Title:  Vice President


MTB INVESTMENT ADVISORS, INC.


By:  /s. William F. Dwyer
Name:  William F. Dwyer
Title:  President


LSV ASSET MANAGEMENT


By:  /s/ Tremaine Atkinson
Name:  Tremaine Atkinson
Title:  Chief Operating Officer



	SCHEDULE 1

Custody Agreement between the Trust and the Fund's custodian
("Custodian"), including information as to:
       The Fund's nominee
       The federal tax identification numbers of the Fund and its nominee
All routing, bank participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of securities to the Fund's account at the Custodian
Name, address, telephone and Fax number of the Custodian's employees responsible for the Fund's accounts
       The Fund's pricing service and contact persons

All applicable procedures and guidelines adopted by the Board of Trustees or the Adviser regarding management of the Fund, including but not limited to:
       Transactions with affiliated persons
       Guidelines for Determining Fair Value of Securities
       Net Asset Value Correction Policies and Procedures
       Evaluating the liquidity of securities
Segregation of liquid assets in connections with firm commitments and standby commitments
       Derivative contracts and securities
       Repurchase Agreement Guidelines
       Rule 10f-3 (relating to affiliated underwriting syndicates)
       Rule 17a-7 (relating to interfund transactions)
       Rule 17e-1 (relating to transactions with affiliated brokers) and Procedures for cash sweep investments in money market funds Monitoring portfolio compliance
       Subadviser supervision
       Daily review of pricing

Any master agreements that the Trust has entered into on behalf of the Fund, including:
       Master Repurchase Agreement
       Master Foreign Exchange Netting Agreements
       Master Swap Agreements
       Form of Securities Lending Agency Agreement

Other agreements that the Trust has entered into on behalf of the Fund, including:
	Investment Advisory Agreement

Other relevant documents, including:
	CFTC Rule 4.5 letter